UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) serves to amend in its entirety that certain Form 8-K (the “Original Form 8-K”) of American Water Works Company, Inc. (the “Company”) originally furnished to the Securities and Exchange Commission on November 4, 2015. This Amendment No. 1 is being furnished to amend the yearly captions on the consolidated statements of income for the three months ended September 30, 2015 and 2014, included in the Company’s press release issued on November 4, 2015 and furnished as Exhibit 99.1 to the Original Form 8-K.

Item 2.02.Results of Operations and Financial Condition.

On November 4, 2015, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2015. The amendments to the November 4, 2015 press release described above have been included in a revised press release, which was issued by the Company on November 5, 2015.  A copy of the revised press release has been included as Exhibit 99.1 to this Amendment No. 1 and is incorporated by reference herein.

The information furnished in this Amendment No. 1, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit has been furnished herewith:

Exhibit	Description
99.1	Press Release (as revised), dated November 5, 2015, issued by American Water Works Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: November 5, 2015	By:	/s/ Linda G. Sullivan
Linda G. Sullivan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Press Release (as revised), dated November 5, 2015, issued by American Water Works Company, Inc.

* Furnished herewith.